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                                                                  EXHIBIT 10.11



                              SEVERANCE AGREEMENT


                 THIS AGREEMENT is entered into as of the 7th day of May, 1996 by and between Marks Bros. Jewelers, Inc., a Delaware corporation, and Hugh M. Patinkin ("Executive").

                              W I T N E S S E T H

                 WHEREAS, Executive currently serves as a key employee of the Company (as defined in Section 1) and his or her services and knowledge are valuable to the Company in connection with the management of one or more of the Company's principal operating facilities, divisions, departments or subsidiaries;

                 WHEREAS, concurrently with the execution hereof Executive and the Company are terminating Executive's employment agreement with the Company, which employment agreement provided for substantial benefits (including severance); and

                 WHEREAS, the Board (as defined in Section 1) has determined that it is in the best interests of the Company and its stockholders to secure Executive's continued services, and to encourage Executive's full attention and dedication to the Company, the Board has authorized the Company to enter into this Agreement.

                 NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, the Company and Executive hereby agree as follows:

                 1. Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth below:

                 (a)      "Board" means the Board of Directors of the Company.

                 (b) "Cause" means (1) the commission by Executive of a felony involving moral turpitude or (2) any material breach of any statutory or common law duty to the Company or any subsidiary involving wilful malfeasance. Activities undertaken by Executive in accordance with the letter from the Company to Executive dated February 12, 1996 and the related amendment of such date to Executive's prior Employment Agreement dated August 30, 1995 (as amended) with the Company (notwithstanding the fact that such Employment Agreement was terminated) shall not constitute "Cause."

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                 (c)      "Change in Control" means:

                 (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities), (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (C) any acquisition by an Exempt Person, or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection (3) of this Section (1)(c) shall be satisfied;

                 (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board;

                 (3) approval by the stockholders of the Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 60% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 60% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially



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owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be,
(ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock of such corporation or 25% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and
(iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or


                 (4) approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 60% of the then outstanding shares of common stock thereof and more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be,
(B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Company Common Stock or the Outstanding Company





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Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock thereof or 25% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

                 (d) "Company" means Marks Bros. Jewelers, Inc., a Delaware corporation.

                 (e) "Date of Termination" means (1) the effective date on which Executive's employment by the Company terminates as specified in a prior written notice by the Company or Executive, as the case may be, to the other, delivered pursuant to Section 11 or (2) if Executive's employment by the Company terminates by reason of death, the date of death of Executive.

                 (f)      "Exempt Person" means each of Hugh M. Patinkin, John
R. Desjardins, Matthew M. Patinkin and any Affiliate (as such term is defined in Rule 12b-1 under the Securities Exchange Act of 1934, as in effect on the date hereof, "Affiliate) thereof and, until consummation of the Company's initial public offering, Frontenac Company and any Affiliate thereof.

                 (g) "Good Reason" means, without Executive's express written consent, the occurrence of any of the following events:

                 (1) any of (i) the assignment to Executive of any duties inconsistent in any material respect with Executive's position(s), duties, responsibilities or status with the Company as of the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control, (ii) a change in Executive's reporting responsibilities, titles or offices with the Company as in effect on the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control or
(iii) any removal or involuntary termination of Executive from the Company otherwise than as expressly permitted by this Agreement or any failure to re-elect Executive to any position with the Company held by Executive on the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control;

                 (2) a reduction by the Company in Executive's rate of annual base salary as in effect on the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control or as the same may be increased from time to time thereafter;





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                 (3)  any requirement of the Company that Executive (i) be
based anywhere other than at the facility where the Executive is located on the date of this Agreement (or a new headquarters facility in downtown Chicago) or
(ii) travel on Company business to an extent substantially more burdensome than the travel obligations of Executive immediately prior to the date hereof or, if a Change in Control has occurred, immediately prior to such Change in Control;

                 (4) the failure of the Company to (i) continue in effect any employee benefit plan or compensation plan in which Executive is participating immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control, unless Executive is permitted to participate in other plans providing Executive with substantially comparable benefits, or the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under any such plan, (ii) provide Executive and Executive's dependents welfare benefits (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies, (iii) provide fringe benefits in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies, (iv) provide an office or offices of a size and with furnishings and other appointments, together with personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to Executive by the Company and its affiliated companies immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as provided generally at any time thereafter with respect to other peer executives of the Company





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and its affiliated companies, (v) provide Executive with paid vacation  in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies as in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies, or (vi) reimburse Executive promptly for all reasonable employment expenses incurred by Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control, or if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies; or

                 (5) the failure of the Company to obtain the assumption agreement from any successor as contemplated in Section 9(b).

                 For purposes of this Agreement, any good faith determination of Good Reason made by Executive shall be conclusive; provided, however, that an isolated, insubstantial and inadvertent action taken in good faith and which is remedied by the Company promptly after receipt of notice thereof given by Executive shall not constitute Good Reason.

                 (h) "Nonqualifying Termination" means a termination of Executive's employment (1) by the Company for Cause, (2) by Executive for any reason other than a Good Reason, (3) as a result of Executive's death or (4) by the Company due to Executive's absence from his duties with the Company on a full-time basis for at least 180 consecutive days as a result of Executive's incapacity due to physical or mental illness; provided, however, that a termination of Executive's employment for any reason whatsoever during the "Window Period" (hereinafter defined) shall not constitute a Nonqualifying Termination.

                 (i) "Termination Period" means the period of time beginning with the date hereof and ending on the earliest to occur of (1) Executive's 70th birthday, (2) Executive's death and (3) three years following a Change in Control.

                 (j) "Window Period" means the 30-day period commencing six months after the date of a Change in Control.

                 2.       Payments Upon Termination of Employment.

                 (a) If during the Termination Period the employment of Executive shall terminate, other than by reason of a





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Nonqualifying Termination, then the Company shall pay to Executive (or
Executive's beneficiary or estate) within 30 days following the Date of Termination, as compensation for services rendered to the Company:

                 (1) a lump sum cash amount equal to the sum of (i) Executive's full annual base salary from the Company and its affiliated companies through the Date of Termination, to the extent not theretofore paid,
(ii) Executive's annual bonus in an amount at least equal to the higher of (x) one-half of the maximum bonus the Executive could earn during the fiscal year during which such Change in Control occurs and (y) the average of the Executive's annual bonus (annualized for any fiscal year consisting of less than 12 full months) with respect to which bonus paid or payable, including by reason of any deferral, to Executive by the Company and its affiliated companies in respect of the two fiscal years of the Company (or such portion thereof during which Executive performed services for the Company if Executive shall have been employed by the Company for less than such two fiscal year period) immediately preceding the fiscal year in which the Change in Control occurs, multiplied by a fraction, the numerator of which is the number of days in the fiscal year in which the Change in Control occurs through the Date of Termination and the denominator of which is 365 or 366, as applicable, and
(iii) any compensation previously deferred by Executive (together with any interest and earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid; plus

                 (2) a lump-sum cash amount (subject to any applicable payroll or other taxes required to be withheld pursuant to Section 4) in an amount equal to (i) 2.5 times (1.5 times if a Change in Control has not occurred) Executive's highest annual base salary from the Company and its affiliated companies in effect during the 12-month period prior to the Date of Termination plus (ii) 2.5 times (1.5 times if a Change in Control has not occurred) Executive's highest annualized (for any fiscal year consisting of less than 12 full months or with respect to which Executive has been employed by the Company for less than 12 full months), bonus paid or payable, including by reason of any deferral, to Executive by the Company and its affiliated companies in respect of the five fiscal years of the Company (or such portion thereof during which Executive performed services for the Company if Executive shall have been employed by the Company for less than such five fiscal year period) immediately preceding the fiscal year in which the Change in Control occurs, provided, however, that in the event there are fewer than 30 whole months (18 whole months if a Change in Control has not occurred) remaining from the Date of Termination to the date of Executive's 70th birthday, the amount calculated in accordance with this Section 3(a)(2) shall be reduced by multiplying such amount by a fraction the numerator of which is the number of





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months, including a partial month (with a partial month being expressed as a fraction the numerator of which is the number of days remaining in such month and the denominator of which is the number of days in such month), so remaining and the denominator of which is 30 (18 if a Change in Control has not occurred); provided further, that any amount paid pursuant to this Section 3(a)(2) shall be paid in lieu of any other amount of severance relating to salary or bonus continuation to be received by Executive upon termination of employment of Executive under any severance plan, policy or arrangement of the Company.

                 (b) For a period of 2.5 years (18 months if a Change in Control has not occurred) commencing on the Date of Termination, the Company shall continue to keep in full force and effect all policies of medical, accident, disability and life insurance with respect to Executive and his dependents with the same level of coverage, upon the same terms and otherwise to the same extent as such policies shall have been in effect immediately prior to the Date of Termination or, if more favorable to Executive, as provided generally with respect to other peer executives of the Company and its affiliated companies, and the Company and Executive shall share the costs of the continuation of such insurance coverage in the same proportion as such costs were shared immediately prior to the Date of Termination.

                 (c) If during the Termination Period the employment of Executive shall terminate by reason of a Nonqualifying Termination, then the Company shall pay to Executive within 30 days following the Date of Termination, a cash amount equal to the sum of (1) Executive's full annual base salary from the Company through the Date of Termination, to the extent not theretofore paid and (2) any compensation previously deferred by Executive (together with any interest and earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid.

                 3. Certain Additional Payments by the Company. (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, benefit or distribution by the Company or its affiliated companies to or for the benefit of Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 3) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code, or any successor provision, or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by





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Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                 (b) Subject to the provisions of Section 3(c), all determinations required to be made under this Section 3, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Company's public accounting firm (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and Executive within 15 business days of the receipt of notice from Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, Executive shall appoint another nationally recognized public accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 3, shall be paid by the Company to Executive within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by Executive, it shall furnish Executive with a written opinion that failure to report the Excise Tax on Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made, including subsequent interest and penalties ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 3(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of Executive.

                 (c) Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after Executive is informed in writing of such claim and shall apprise the Company of the nature





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of such claim and the date on which such claim is requested to be paid.
Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                 (1) give the Company any information reasonably requested by the Company relating to such claim,

                 (2) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                 (3) cooperate with the Company in good faith in order effectively to contest such claim, and

                 (4) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 3(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided further, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due





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is limited solely to such contested amount.  Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                 (d) If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 3(c), Executive becomes entitled to receive, and receives, any refund with respect to such claim, Executive shall (subject to the Company's complying with the requirements of Section 3(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 3(c), a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                 4. Withholding Taxes. The Company may withhold from all payments due to Executive (or his beneficiary or estate) hereunder all taxes which, by applicable federal, state, local or other law, the Company is required to withhold therefrom.

                 5. Reimbursement of Expenses. If any contest or dispute shall arise under this Agreement involving termination of Executive's employment with the Company (which shall be deemed to include, without limitation, issues relating to Executive's stock options) or involving the failure or refusal of the Company to perform fully in accordance with the terms hereof, the Company shall reimburse Executive, on a current basis, for all legal fees and expenses, if any, incurred by Executive in connection with such contest or dispute, together with interest in an amount equal to the base rate of The First National Bank of Boston from time to time in effect, but in no event higher than the maximum legal rate permissible under applicable law, such interest to accrue from the date the Company receives Executive's statement for such fees and expenses through the date of payment thereof; provided, however, that in the event the resolution of any such contest or dispute includes a finding denying, in total, Executive's claims in such contest or dispute, Executive shall be required to reimburse the Company, over a period of 12 months from the date of such resolution, for all sums advanced to Executive pursuant to this Section 5; provided, further, that no such reimbursement shall be required if Executive had a reasonable basis for the position taken by Executive with respect to such claims.





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                 6.       Termination of Agreement.  This Agreement shall be
effective on the date hereof and shall terminate upon the first to occur of (i) Executive's 70th birthday and (ii) Executive's death.

                 7. Scope of Agreement. Nothing in this Agreement shall be deemed to entitle Executive to continued employment with the Company or its subsidiaries.

                 8. Directors and Officers Liability Insurance; Indemnification. The Company agrees that, notwithstanding a Termination of Executive's employment with the Company, the Company shall, for at least three years after the Date of Termination, use all reasonable efforts to have Executive included as a named insured or otherwise covered for actions or failures to act by Executive in his capacity as a director or officer of the Company to at least the same extent as other executive officers or directors, as the case may be, of the Company under any directors and officers liability insurance policies maintained by the Company; provided that the additional cost of providing coverage with a retroactive date including Executive's period of service or with an extended reporting period or a combination of both does not materially increase the cost of the Company's directors and officers insurance. The Company agrees that it will not alter the indemnification provisions in its charter or by-laws so as to give Executive less protection thereunder with respect to periods during which Executive serves or served the Company as an executive officer or other employee as is afforded other executive officers or peer employees, as the case may be, with respect to periods during which they serve the Company.

                 9.       Successors; Binding Agreement.

                 (a) This Agreement shall not be terminated by any merger or consolidation of the Company whereby the Company is or is not the surviving or resulting corporation or as a result of any transfer of all or substantially all of the assets of the Company. In the event of any such merger, consolidation or transfer of assets, the provisions of this Agreement shall be binding upon the surviving or resulting corporation or the person or entity to which such assets are transferred.

                 (b) The Company agrees that concurrently with any merger, consolidation or transfer of assets referred to in paragraph (a) of this
Section 10, it will cause any successor or transferee unconditionally to assume, by written instrument delivered to Executive (or his beneficiary or estate), all of the obligations of the Company hereunder. Failure of the Company to obtain such assumption prior to the effectiveness of any such merger, consolidation or transfer of assets shall be a breach of this Agreement and shall entitle Executive to compensation and





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other benefits from the Company in the same amount and on the same terms as
Executive would be entitled hereunder if Executive's employment were terminated following a Change in Control other than by reason of a Nonqualifying Termination. For purposes of implementing the foregoing, the date on which any such merger, consolidation or transfer becomes effective shall be deemed the Date of Termination.

                 (c) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive shall die while any amounts would be payable to Executive hereunder had Executive continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to such person or persons appointed in writing by Executive to receive such amounts or, if no person is so appointed, to Executive's estate.

                 10. Notice. (a) For purposes of this Agreement, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered or five days after deposit in the United States mail, certified and return receipt requested, postage prepaid, addressed (1) if to the Executive, to _________________________, and if to the Company, to Marks Bros. Jewelers, Inc., 155 N. Wacker Drive, Chicago, Illinois 60606, attention: Secretary, or
(2) to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                 (b) A written notice of Executive's Date of Termination by the Company or Executive, as the case may be, to the other, shall (i) indicate the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated and (iii) specify the termination date (which date shall be not less than 15 days after the giving of such notice). The failure by Executive or the Company to set forth in such notice any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of Executive or the Company hereunder or preclude Executive or the Company from asserting such fact or circumstance in enforcing Executive's or the Company's rights hereunder.

                 11. Full Settlement; Resolution of Disputes. (a) The Company's obligation to make any payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against Executive or others. In no event shall Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Executive under any of the provisions of this Agreement and, such amounts shall not be reduced whether or not Executive obtains other employment.

                 (b) If there shall be any dispute between the Company and Executive in the event of any termination of Executive's employment (which shall be deemed to include, without limitation, issues relating to Executive's options), then, unless and until there is a final, nonappealable judgment by a court of competent jurisdiction declaring that such termination was for Cause, that the determination by Executive of the existence of Good Reason was not made in good faith, or that the Company is not otherwise obligated to pay any amount or provide any benefit to Executive and his dependents or other beneficiaries, as the case may be, under paragraphs (a) and (b) of Section 3, the Company shall pay all amounts, and provide all benefits, to Executive and his dependents or other beneficiaries, as the case may be, that the Company would be required to pay or provide pursuant to paragraphs (a) and (b) of
Section 3 as though such termination were by the Company without Cause or by Executive with Good Reason; provided, however, that the Company shall not be required to pay any disputed amounts pursuant to this paragraph except upon receipt of an undertaking by or on behalf of Executive to repay all such amounts to which Executive is ultimately adjudged by such court not to be entitled.

                 12. Governing Law; Validity. The interpretation, construction and performance of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois without regard to the principle of conflicts of laws. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which other provisions shall remain in full force and effect.

                 13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                 14. Miscellaneous. No provision of this Agreement may be modified or waived unless such modification or waiver is agreed to in writing and signed by Executive and by a duly authorized officer of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Failure by Executive or the Company to insist upon strict compliance with any provision of this Agreement or to assert any right Executive or the Company may have hereunder, including, without limitation, the right of Executive to terminate employment for Good Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement. The rights of, and benefits payable to, Executive, his estate or his beneficiaries pursuant to this Agreement are in addition to any rights of, or benefits payable to, Executive, his estate or his beneficiaries under any other employee benefit plan or compensation program of the Company.

                 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer of the Company and Executive has executed this Agreement as of the day and year first above written.


                                      MARKS BROS. JEWELERS, INC.


                                      By: /s/ John R. Desjardins
                                          ----------------------------------
                                              John R. Desjardins
                                              Executive Vice President
                                              Finance and Administration,
                                              Treasurer and Secretary


                                          /s/ Hugh M. Patinkin
                                          ----------------------------------
                                              Hugh M. Patinkin
                                              Chairman, President and Chief
                                              Executive Officer

                              SEVERANCE AGREEMENT


                 THIS AGREEMENT is entered into as of the 7th day of May, 1996 by and between Marks Bros. Jewelers, Inc., a Delaware corporation, and John R. Desjardins ("Executive").

                              W I T N E S S E T H

                 WHEREAS, Executive currently serves as a key employee of the Company (as defined in Section 1) and his or her services and knowledge are valuable to the Company in connection with the management of one or more of the Company's principal operating facilities, divisions, departments or subsidiaries;

                 WHEREAS, concurrently with the execution hereof Executive and the Company are terminating Executive's employment agreement with the Company, which employment agreement provided for substantial benefits (including severance); and

                 WHEREAS, the Board (as defined in Section 1) has determined that it is in the best interests of the Company and its stockholders to secure Executive's continued services, and to encourage Executive's full attention and dedication to the Company, the Board has authorized the Company to enter into this Agreement.

                 NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, the Company and Executive hereby agree as follows:

                 1. Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth below:

                 (a)      "Board" means the Board of Directors of the Company.

                 (b) "Cause" means (1) the commission by Executive of a felony involving moral turpitude or (2) any material breach of any statutory or common law duty to the Company or any subsidiary involving wilful malfeasance. Activities undertaken by Executive in accordance with the letter from the Company to Executive dated February 12, 1996 and the related amendment of such date to Executive's prior Employment Agreement dated August 30, 1995 (as amended) with the Company (notwithstanding the fact that such Employment Agreement was terminated) shall not constitute "Cause."

                 (c)      "Change in Control" means:

                 (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities), (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (C) any acquisition by an Exempt Person, or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection (3) of this Section (1)(c) shall be satisfied;

                 (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board;

                 (3) approval by the stockholders of the Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 60% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 60% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be,
(ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock of such corporation or 25% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and
(iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

        (4) approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 60% of the then outstanding shares of common stock thereof and more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be,
(B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Company Common Stock or the Outstanding Company

Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock thereof or 25% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

                 (d) "Company" means Marks Bros. Jewelers, Inc., a Delaware corporation.

                 (e) "Date of Termination" means (1) the effective date on which Executive's employment by the Company terminates as specified in a prior written notice by the Company or Executive, as the case may be, to the other, delivered pursuant to Section 11 or (2) if Executive's employment by the Company terminates by reason of death, the date of death of Executive.

                 (f)      "Exempt Person" means each of Hugh M. Patinkin, John
R. Desjardins, Matthew M. Patinkin and any Affiliate (as such term is defined in Rule 12b-1 under the Securities Exchange Act of 1934, as in effect on the date hereof, "Affiliate) thereof and, until consummation of the Company's initial public offering, Frontenac Company and any Affiliate thereof.

                 (g) "Good Reason" means, without Executive's express written consent, the occurrence of any of the following events:

                 (1) any of (i) the assignment to Executive of any duties inconsistent in any material respect with Executive's position(s), duties, responsibilities or status with the Company as of the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control, (ii) a change in Executive's reporting responsibilities, titles or offices with the Company as in effect on the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control or
(iii) any removal or involuntary termination of Executive from the Company otherwise than as expressly permitted by this Agreement or any failure to re-elect Executive to any position with the Company held by Executive on the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control;

                 (2) a reduction by the Company in Executive's rate of annual base salary as in effect on the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control or as the same may be increased from time to time thereafter;

                 (3) any requirement of the Company that Executive (i) be based anywhere other than at the facility where the Executive is located on the date of this Agreement (or a new headquarters facility within a 30-mile radius of the Company's current headquarters) or (ii) travel on Company business to an extent substantially more burdensome than the travel obligations of Executive immediately prior to the date hereof or, if a Change in Control has occurred, immediately prior to such Change in Control;

(4) the failure of the Company to (i) continue in effect any employee benefit plan or compensation plan in which Executive is participating immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control, unless Executive is permitted to participate in other plans providing Executive with substantially comparable benefits, or the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under any such plan,
(ii) provide Executive and Executive's dependents welfare benefits (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies,
(iii) provide fringe benefits in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies,
(iv) provide an office or offices of a size and with furnishings and other appointments, together with personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to Executive by the Company and its affiliated companies immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies, (v) provide Executive with paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies as in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies, or (vi) reimburse Executive promptly for all reasonable employment expenses incurred by Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control, or if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies; or

                 (5) the failure of the Company to obtain the assumption agreement from any successor as contemplated in Section 9(b).

                 For purposes of this Agreement, any good faith determination of Good Reason made by Executive shall be conclusive; provided, however, that an isolated, insubstantial and inadvertent action taken in good faith and which is remedied by the Company promptly after receipt of notice thereof given by Executive shall not constitute Good Reason.

                 (h) "Nonqualifying Termination" means a termination of Executive's employment (1) by the Company for Cause, (2) by Executive for any reason other than a Good Reason, (3) as a result of Executive's death or (4) by the Company due to Executive's absence from his duties with the Company on a full-time basis for at least 180 consecutive days as a result of Executive's incapacity due to physical or mental illness; provided, however, that a termination of Executive's employment for any reason whatsoever during the "Window Period" (hereinafter defined) shall not constitute a Nonqualifying Termination.

                 (i) "Termination Period" means the period of time beginning with the date hereof and ending on the earliest to occur of (1) Executive's 70th birthday, (2) Executive's death and (3) three years following a Change in Control.

                 (j) "Window Period" means the 30-day period commencing six months after the date of a Change in Control.

                 2.       Payments Upon Termination of Employment.

                 (a) If during the Termination Period the employment of Executive shall terminate, other than by reason of a

Nonqualifying Termination, then the Company shall pay to Executive (or Executive's beneficiary or estate) within 30 days following the Date of Termination, as compensation for services rendered to the Company:

                 (1) a lump sum cash amount equal to the sum of (i) Executive's full annual base salary from the Company and its affiliated companies through the Date of Termination, to the extent not theretofore paid,
(ii) Executive's annual bonus in an amount at least equal to the higher of (x) one-half of the maximum bonus the Executive could earn during the fiscal year during which such Change in Control occurs and (y) the average of the Executive's annual bonus (annualized for any fiscal year consisting of less than 12 full months) with respect to which bonus paid or payable, including by reason of any deferral, to Executive by the Company and its affiliated companies in respect of the two fiscal years of the Company (or such portion thereof during which Executive performed services for the Company if Executive shall have been employed by the Company for less than such two fiscal year period) immediately preceding the fiscal year in which the Change in Control occurs, multiplied by a fraction, the numerator of which is the number of days in the fiscal year in which the Change in Control occurs through the Date of Termination and the denominator of which is 365 or 366, as applicable, and
(iii) any compensation previously deferred by Executive (together with any interest and earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid; plus

                 (2) a lump-sum cash amount (subject to any applicable payroll or other taxes required to be withheld pursuant to Section 4) in an amount equal to (i) 2.5 times (1.5 times if a Change in Control has not occurred) Executive's highest annual base salary from the Company and its affiliated companies in effect during the 12-month period prior to the Date of Termination plus (ii) 2.5 times (1.5 times if a Change in Control has not occurred) Executive's highest annualized (for any fiscal year consisting of less than 12 full months or with respect to which Executive has been employed by the Company for less than 12 full months), bonus paid or payable, including by reason of any deferral, to Executive by the Company and its affiliated companies in respect of the five fiscal years of the Company (or such portion thereof during which Executive performed services for the Company if Executive shall have been employed by the Company for less than such five fiscal year period) immediately preceding the fiscal year in which the Change in Control occurs, provided, however, that in the event there are fewer than 30 whole months (18 whole months if a Change in Control has not occurred) remaining from the Date of Termination to the date of Executive's 70th birthday, the amount calculated in accordance with this Section 3(a)(2) shall be reduced by multiplying such amount by a fraction the numerator of which is the number of months, including a partial month (with a partial month being expressed as a fraction the numerator of which is the number of days remaining in such month and the denominator of which is the number of days in such month), so remaining and the denominator of which is 30 (18 if a Change in Control has not occurred); provided further, that any amount paid pursuant to this Section 3(a)(2) shall be paid in lieu of any other amount of severance relating to salary or bonus continuation to be received by Executive upon termination of employment of Executive under any severance plan, policy or arrangement of the Company.

                 (b) For a period of 2.5 years (18 months if a Change in Control has not occurred) commencing on the Date of Termination, the Company shall continue to keep in full force and effect all policies of medical, accident, disability and life insurance with respect to Executive and his dependents with the same level of coverage, upon the same terms and otherwise to the same extent as such policies shall have been in effect immediately prior to the Date of Termination or, if more favorable to Executive, as provided generally with respect to other peer executives of the Company and its affiliated companies, and the Company and Executive shall share the costs of the continuation of such insurance coverage in the same proportion as such costs were shared immediately prior to the Date of Termination.

                 (c) If during the Termination Period the employment of Executive shall terminate by reason of a Nonqualifying Termination, then the Company shall pay to Executive within 30 days following the Date of Termination, a cash amount equal to the sum of (1) Executive's full annual base salary from the Company through the Date of Termination, to the extent not theretofore paid and (2) any compensation previously deferred by Executive (together with any interest and earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid.

                 3. Certain Additional Payments by the Company. (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, benefit or distribution by the Company or its affiliated companies to or for the benefit of Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 3) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code, or any successor provision, or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by

Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                 (b) Subject to the provisions of Section 3(c), all determinations required to be made under this Section 3, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Company's public accounting firm (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and Executive within 15 business days of the receipt of notice from Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, Executive shall appoint another nationally recognized public accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 3, shall be paid by the Company to Executive within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by Executive, it shall furnish Executive with a written opinion that failure to report the Excise Tax on Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made, including subsequent interest and penalties ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 3(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of Executive.

                 (c) Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                 (1) give the Company any information reasonably requested by the Company relating to such claim,

                 (2) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                 (3) cooperate with the Company in good faith in order effectively to contest such claim, and

                 (4) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 3(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided further, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                 (d) If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 3(c), Executive becomes entitled to receive, and receives, any refund with respect to such claim, Executive shall (subject to the Company's complying with the requirements of Section 3(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 3(c), a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                 4. Withholding Taxes. The Company may withhold from all payments due to Executive (or his beneficiary or estate) hereunder all taxes which, by applicable federal, state, local or other law, the Company is required to withhold therefrom.

                 5. Reimbursement of Expenses. If any contest or dispute shall arise under this Agreement involving termination of Executive's employment with the Company (which shall be deemed to include, without limitation, issues relating to Executive's stock options) or involving the failure or refusal of the Company to perform fully in accordance with the terms hereof, the Company shall reimburse Executive, on a current basis, for all legal fees and expenses, if any, incurred by Executive in connection with such contest or dispute, together with interest in an amount equal to the base rate of The First National Bank of Boston from time to time in effect, but in no event higher than the maximum legal rate permissible under applicable law, such interest to accrue from the date the Company receives Executive's statement for such fees and expenses through the date of payment thereof; provided, however, that in the event the resolution of any such contest or dispute includes a finding denying, in total, Executive's claims in such contest or dispute, Executive shall be required to reimburse the Company, over a period of 12 months from the date of such resolution, for all sums advanced to Executive pursuant to this Section 5; provided, further, that no such reimbursement shall be required if Executive had a reasonable basis for the position taken by Executive with respect to such claims.

                 6. Termination of Agreement. This Agreement shall be effective on the date hereof and shall terminate upon the first to occur of (i) Executive's 70th birthday and (ii) Executive's death.

                 7. Scope of Agreement. Nothing in this Agreement shall be deemed to entitle Executive to continued employment with the Company or its subsidiaries.

                 8. Directors and Officers Liability Insurance; Indemnification. The Company agrees that, notwithstanding a Termination of Executive's employment with the Company, the Company shall, for at least three years after the Date of Termination, use all reasonable efforts to have Executive included as a named insured or otherwise covered for actions or failures to act by Executive in his capacity as a director or officer of the Company to at least the same extent as other executive officers or directors, as the case may be, of the Company under any directors and officers liability insurance policies maintained by the Company; provided that the additional cost of providing coverage with a retroactive date including Executive's period of service or with an extended reporting period or a combination of both does not materially increase the cost of the Company's directors and officers insurance. The Company agrees that it will not alter the indemnification provisions in its charter or by-laws so as to give Executive less protection thereunder with respect to periods during which Executive serves or served the Company as an executive officer or other employee as is afforded other executive officers or peer employees, as the case may be, with respect to periods during which they serve the Company.

                 9.  Successors; Binding Agreement.

                 (a) This Agreement shall not be terminated by any merger or consolidation of the Company whereby the Company is or is not the surviving or resulting corporation or as a result of any transfer of all or substantially all of the assets of the Company. In the event of any such merger, consolidation or transfer of assets, the provisions of this Agreement shall be binding upon the surviving or resulting corporation or the person or entity to which such assets are transferred.

                 (b) The Company agrees that concurrently with any merger, consolidation or transfer of assets referred to in paragraph (a) of this
Section 10, it will cause any successor or transferee unconditionally to assume, by written instrument delivered to Executive (or his beneficiary or estate), all of the obligations of the Company hereunder. Failure of the Company to obtain such assumption prior to the effectiveness of any such merger, consolidation or transfer of assets shall be a breach of this Agreement and shall entitle Executive to compensation and other benefits from the Company in the same amount and on the same terms as Executive would be entitled hereunder if Executive's employment were terminated following a Change in Control other than by reason of a Nonqualifying Termination. For purposes of implementing the foregoing, the date on which any such merger, consolidation or transfer becomes effective shall be deemed the Date of Termination.

                 (c) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive shall die while any amounts would be payable to Executive hereunder had Executive continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to such person or persons appointed in writing by Executive to receive such amounts or, if no person is so appointed, to Executive's estate.

                 10. Notice. (a) For purposes of this Agreement, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered or five days after deposit in the United States mail, certified and return receipt requested, postage prepaid, addressed (1) if to the Executive, to _________________________, and if to the Company, to Marks Bros. Jewelers, Inc., 155 N. Wacker Drive, Chicago, Illinois 60606, attention: Secretary, or
(2) to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                 (b) A written notice of Executive's Date of Termination by the Company or Executive, as the case may be, to the other, shall (i) indicate the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated and (iii) specify the termination date (which date shall be not less than 15 days after the giving of such notice). The failure by Executive or the Company to set forth in such notice any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of Executive or the Company hereunder or preclude Executive or the Company from asserting such fact or circumstance in enforcing Executive's or the Company's rights hereunder.

                 11. Full Settlement; Resolution of Disputes. (a) The Company's obligation to make any payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against Executive or others. In no event shall Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Executive under any of the provisions of this Agreement and, such amounts shall not be reduced whether or not Executive obtains other employment.

                 (b) If there shall be any dispute between the Company and Executive in the event of any termination of Executive's employment (which shall be deemed to include, without limitation, issues relating to Executive's options), then, unless and until there is a final, nonappealable judgment by a court of competent jurisdiction declaring that such termination was for Cause, that the determination by Executive of the existence of Good Reason was not made in good faith, or that the Company is not otherwise obligated to pay any amount or provide any benefit to Executive and his dependents or other beneficiaries, as the case may be, under paragraphs (a) and (b) of Section 3, the Company shall pay all amounts, and provide all benefits, to Executive and his dependents or other beneficiaries, as the case may be, that the Company would be required to pay or provide pursuant to paragraphs (a) and (b) of
Section 3 as though such termination were by the Company without Cause or by Executive with Good Reason; provided, however, that the Company shall not be required to pay any disputed amounts pursuant to this paragraph except upon receipt of an undertaking by or on behalf of Executive to repay all such amounts to which Executive is ultimately adjudged by such court not to be entitled.

                 12. Governing Law; Validity. The interpretation, construction and performance of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois without regard to the principle of conflicts of laws. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which other provisions shall remain in full force and effect.

                 13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                 14. Miscellaneous. No provision of this Agreement may be modified or waived unless such modification or waiver is agreed to in writing and signed by Executive and by a duly authorized officer of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Failure by Executive or the Company to insist upon strict compliance with any provision of this Agreement or to assert any right Executive or the Company may have hereunder, including, without limitation, the right of Executive to terminate employment for Good Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.
The rights of, and benefits payable to, Executive, his estate or his beneficiaries pursuant to this Agreement are in addition to any rights of, or benefits payable to, Executive, his estate or his beneficiaries under any other employee benefit plan or compensation program of the Company.

                 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer of the Company and Executive has executed this Agreement as of the day and year first above written.


                                        MARKS BROS. JEWELERS, INC.


                                        By: /s/ Hugh M. Patinkin
                                            -------------------------------
                                                Hugh M. Patinkin
                                                Chairman, President and
                                                Chief Executive Officer




                                            /s/ John R. Desjardins
                                            -------------------------------
                                                John R. Desjardins
                                                Executive Vice President,
                                                Finance & Administration,
                                                Treasurer and Secretary

                              SEVERANCE AGREEMENT


                 THIS AGREEMENT is entered into as of the 7th day of May, 1996 by and between Marks Bros. Jewelers, Inc., a Delaware corporation, and Matthew
M. Patinkin ("Executive").

                              W I T N E S S E T H

                 WHEREAS, Executive currently serves as a key employee of the Company (as defined in Section 1) and his or her services and knowledge are valuable to the Company in connection with the management of one or more of the Company's principal operating facilities, divisions, departments or subsidiaries;

                 WHEREAS, concurrently with the execution hereof Executive and the Company are terminating Executive's employment agreement with the Company, which employment agreement provided for substantial benefits (including severance); and

                 WHEREAS, the Board (as defined in Section 1) has determined that it is in the best interests of the Company and its stockholders to secure Executive's continued services, and to encourage Executive's full attention and dedication to the Company, the Board has authorized the Company to enter into this Agreement.

                 NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, the Company and Executive hereby agree as follows:

                 1. Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth below:

                 (a)      "Board" means the Board of Directors of the Company.

                 (b) "Cause means (1) the commission by Executive of a felony involving moral turpitude or (2) any material breach of any statutory or common law duty to the Company or any subsidiary involving wilful malfeasance. Activities undertaken by Executive in accordance with the letter from the Company to Executive dated February 12, 1996 and the related amendment of such date to Executive's prior Employment Agreement dated August 30, 1995 (as amended) with the Company (notwithstanding the fact that such Employment Agreement was terminated) shall not constitute "Cause."

                 (c)      "Change in Control" means:

                 (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities), (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (C) any acquisition by an Exempt Person, or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection (3) of this Section (1)(c) shall be satisfied;

                 (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board;

                 (3) approval by the stockholders of the Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 60% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 60% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock of such corporation or 25% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

        (4) approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 60% of the then outstanding shares of common stock thereof and more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be,
(B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Company Common Stock or the Outstanding Company

Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock thereof or 25% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

                 (d) "Company" means Marks Bros. Jewelers, Inc., a Delaware corporation.

                 (e) "Date of Termination" means (1) the effective date on which Executive's employment by the Company terminates as specified in a prior written notice by the Company or Executive, as the case may be, to the other, delivered pursuant to Section 11 or (2) if Executive's employment by the Company terminates by reason of death, the date of death of Executive.

                 (f)      "Exempt Person" means each of Hugh M. Patinkin, John
R. Desjardins, Matthew M. Patinkin and any Affiliate (as such term is defined in Rule 12b-1 under the Securities Exchange Act of 1934, as in effect on the date hereof, "Affiliate) thereof and, until consummation of the Company's initial public offering, Frontenac Company and any Affiliate thereof.

                 (g) "Good Reason" means, without Executive's express written consent, the occurrence of any of the following events:

                 (1) any of (i) the assignment to Executive of any duties inconsistent in any material respect with Executive's position(s), duties, responsibilities or status with the Company as of the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control, (ii) a change in Executive's reporting responsibilities, titles or offices with the Company as in effect on the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control or
(iii) any removal or involuntary termination of Executive from the Company otherwise than as expressly permitted by this Agreement or any failure to re-elect Executive to any position with the Company held by Executive on the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control;

                 (2) a reduction by the Company in Executive's rate of annual base salary as in effect on the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control or as the same may be increased from time to time thereafter;

                 (3) any requirement of the Company that Executive (i) be based anywhere other than at the facility where the Executive is located on the date of this Agreement (or a new headquarters facility within a 30-mile radius of the Company's current headquarters) or (ii) travel on Company business to an extent substantially more burdensome than the travel obligations of Executive immediately prior to the date hereof or, if a Change in Control has occurred, immediately prior to such Change in Control;

                 (4) the failure of the Company to (i) continue in effect any employee benefit plan or compensation plan in which Executive is participating immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control, unless Executive is permitted to participate in other plans providing Executive with substantially comparable benefits, or the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under any such plan, (ii) provide Executive and Executive's dependents welfare benefits (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies, (iii) provide fringe benefits in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies, (iv) provide an office or offices of a size and with furnishings and other appointments, together with personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to Executive by the Company and its affiliated companies immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies, (v) provide Executive with paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies as in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies, or (vi) reimburse Executive promptly for all reasonable employment expenses incurred by Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control, or if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies; or

                 (5) the failure of the Company to obtain the assumption agreement from any successor as contemplated in Section 9(b).

                 For purposes of this Agreement, any good faith determination of Good Reason made by Executive shall be conclusive; provided, however, that an isolated, insubstantial and inadvertent action taken in good faith and which is remedied by the Company promptly after receipt of notice thereof given by Executive shall not constitute Good Reason.

                 (h) "Nonqualifying Termination" means a termination of Executive's employment (1) by the Company for Cause, (2) by Executive for any reason other than a Good Reason, (3) as a result of Executive's death or (4) by the Company due to Executive's absence from his duties with the Company on a full-time basis for at least 180 consecutive days as a result of Executive's incapacity due to physical or mental illness; provided, however, that a termination of Executive's employment for any reason whatsoever during the "Window Period" (hereinafter defined) shall not constitute a Nonqualifying Termination.

                 (i) "Termination Period" means the period of time beginning with the date hereof and ending on the earliest to occur of (1) Executive's 70th birthday, (2) Executive's death and (3) three years following a Change in Control.

                 (j) "Window Period" means the 30-day period commencing six months after the date of a Change in Control.

                 2.       Payments Upon Termination of Employment.

                 (a) If during the Termination Period the employment of Executive shall terminate, other than by reason of a

Nonqualifying Termination, then the Company shall pay to Executive (or Executive's beneficiary or estate) within 30 days following the Date of Termination, as compensation for services rendered to the Company:

                 (1) a lump sum cash amount equal to the sum of (i) Executive's full annual base salary from the Company and its affiliated companies through the Date of Termination, to the extent not theretofore paid,
(ii) Executive's annual bonus in an amount at least equal to the higher of (x) one-half of the maximum bonus the Executive could earn during the fiscal year during which such Change in Control occurs and (y) the average of the Executive's annual bonus (annualized for any fiscal year consisting of less than 12 full months) with respect to which bonus paid or payable, including by reason of any deferral, to Executive by the Company and its affiliated companies in respect of the two fiscal years of the Company (or such portion thereof during which Executive performed services for the Company if Executive shall have been employed by the Company for less than such two fiscal year period) immediately preceding the fiscal year in which the Change in Control occurs, multiplied by a fraction, the numerator of which is the number of days in the fiscal year in which the Change in Control occurs through the Date of Termination and the denominator of which is 365 or 366, as applicable, and
(iii) any compensation previously deferred by Executive (together with any interest and earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid; plus

                 (2) a lump-sum cash amount (subject to any applicable payroll or other taxes required to be withheld pursuant to Section 4) in an amount equal to (i) 2.5 times (1.5 times if a Change in Control has not occurred) Executive's highest annual base salary from the Company and its affiliated companies in effect during the 12-month period prior to the Date of Termination plus (ii) 2.5 times (1.5 times if a Change in Control has not occurred) Executive's highest annualized (for any fiscal year consisting of less than 12 full months or with respect to which Executive has been employed by the Company for less than 12 full months), bonus paid or payable, including by reason of any deferral, to Executive by the Company and its affiliated companies in respect of the five fiscal years of the Company (or such portion thereof during which Executive performed services for the Company if Executive shall have been employed by the Company for less than such five fiscal year period) immediately preceding the fiscal year in which the Change in Control occurs, provided, however, that in the event there are fewer than 30 whole months (18 whole months if a Change in Control has not occurred) remaining from the Date of Termination to the date of Executive's 70th birthday, the amount calculated in accordance with this Section 3(a)(2) shall be reduced by multiplying such amount by a fraction the numerator of which is the number of months, including a partial month (with a partial month being expressed as a fraction the numerator of which is the number of days remaining in such month and the denominator of which is the number of days in such month), so remaining and the denominator of which is 30 (18 if a Change in Control has not occurred); provided further, that any amount paid pursuant to this Section 3(a)(2) shall be paid in lieu of any other amount of severance relating to salary or bonus continuation to be received by Executive upon termination of employment of Executive under any severance plan, policy or arrangement of the Company.

                 (b) For a period of 2.5 years (18 months if a Change in Control has not occurred) commencing on the Date of Termination, the Company shall continue to keep in full force and effect all policies of medical, accident, disability and life insurance with respect to Executive and his dependents with the same level of coverage, upon the same terms and otherwise to the same extent as such policies shall have been in effect immediately prior to the Date of Termination or, if more favorable to Executive, as provided generally with respect to other peer executives of the Company and its affiliated companies, and the Company and Executive shall share the costs of the continuation of such insurance coverage in the same proportion as such costs were shared immediately prior to the Date of Termination.

                 (c) If during the Termination Period the employment of Executive shall terminate by reason of a Nonqualifying Termination, then the Company shall pay to Executive within 30 days following the Date of Termination, a cash amount equal to the sum of (1) Executive's full annual base salary from the Company through the Date of Termination, to the extent not theretofore paid and (2) any compensation previously deferred by Executive (together with any interest and earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid.

                 3. Certain Additional Payments by the Company. (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, benefit or distribution by the Company or its affiliated companies to or for the benefit of Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 3) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code, or any successor provision, or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by

Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                 (b) Subject to the provisions of Section 3(c), all determinations required to be made under this Section 3, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Company's public accounting firm (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and Executive within 15 business days of the receipt of notice from Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, Executive shall appoint another nationally recognized public accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 3, shall be paid by the Company to Executive within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by Executive, it shall furnish Executive with a written opinion that failure to report the Excise Tax on Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made, including subsequent interest and penalties ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 3(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of Executive.

                 (c) Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                 (1) give the Company any information reasonably requested by the Company relating to such claim,

                 (2) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                 (3) cooperate with the Company in good faith in order effectively to contest such claim, and

                 (4) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 3(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided further, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                 (d) If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 3(c), Executive becomes entitled to receive, and receives, any refund with respect to such claim, Executive shall (subject to the Company's complying with the requirements of Section 3(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 3(c), a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                 4. Withholding Taxes. The Company may withhold from all payments due to Executive (or his beneficiary or estate) hereunder all taxes which, by applicable federal, state, local or other law, the Company is required to withhold therefrom.

                 5. Reimbursement of Expenses. If any contest or dispute shall arise under this Agreement involving termination of Executive's employment with the Company (which shall be deemed to include, without limitation, issues relating to Executive's stock options) or involving the failure or refusal of the Company to perform fully in accordance with the terms hereof, the Company shall reimburse Executive, on a current basis, for all legal fees and expenses, if any, incurred by Executive in connection with such contest or dispute, together with interest in an amount equal to the base rate of The First National Bank of Boston from time to time in effect, but in no event higher than the maximum legal rate permissible under applicable law, such interest to accrue from the date the Company receives Executive's statement for such fees and expenses through the date of payment thereof; provided, however, that in the event the resolution of any such contest or dispute includes a finding denying, in total, Executive's claims in such contest or dispute, Executive shall be required to reimburse the Company, over a period of 12 months from the date of such resolution, for all sums advanced to Executive pursuant to this Section 5; provided, further, that no such reimbursement shall be required if Executive had a reasonable basis for the position taken by Executive with respect to such claims.

                 6. Termination of Agreement. This Agreement shall be effective on the date hereof and shall terminate upon the first to occur of (i) Executive's 70th birthday and (ii) Executive's death.

                 7. Scope of Agreement. Nothing in this Agreement shall be deemed to entitle Executive to continued employment with the Company or its subsidiaries.

                 8. Directors and Officers Liability Insurance; Indemnification. The Company agrees that, notwithstanding a Termination of Executive's employment with the Company, the Company shall, for at least three years after the Date of Termination, use all reasonable efforts to have Executive included as a named insured or otherwise covered for actions or failures to act by Executive in his capacity as a director or officer of the Company to at least the same extent as other executive officers or directors, as the case may be, of the Company under any directors and officers liability insurance policies maintained by the Company; provided that the additional cost of providing coverage with a retroactive date including Executive's period of service or with an extended reporting period or a combination of both does not materially increase the cost of the Company's directors and officers insurance. The Company agrees that it will not alter the indemnification provisions in its charter or by-laws so as to give Executive less protection thereunder with respect to periods during which Executive serves or served the Company as an executive officer or other employee as is afforded other executive officers or peer employees, as the case may be, with respect to periods during which they serve the Company.

                 9.  Successors; Binding Agreement.

                 (a) This Agreement shall not be terminated by any merger or consolidation of the Company whereby the Company is or is not the surviving or resulting corporation or as a result of any transfer of all or substantially all of the assets of the Company. In the event of any such merger, consolidation or transfer of assets, the provisions of this Agreement shall be binding upon the surviving or resulting corporation or the person or entity to which such assets are transferred.

                 (b) The Company agrees that concurrently with any merger, consolidation or transfer of assets referred to in paragraph (a) of this
Section 10, it will cause any successor or transferee unconditionally to assume, by written instrument delivered to Executive (or his beneficiary or estate), all of the obligations of the Company hereunder. Failure of the Company to obtain such assumption prior to the effectiveness of any such merger, consolidation or transfer of assets shall be a breach of this Agreement and shall entitle Executive to compensation and other benefits from the Company in the same amount and on the same terms as Executive would be entitled hereunder if Executive's employment were terminated following a Change in Control other than by reason of a Nonqualifying Termination. For purposes of implementing the foregoing, the date on which any such merger, consolidation or transfer becomes effective shall be deemed the Date of Termination.

                 (c) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive shall die while any amounts would be payable to Executive hereunder had Executive continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to such person or persons appointed in writing by Executive to receive such amounts or, if no person is so appointed, to Executive's estate.

                 10. Notice. (a) For purposes of this Agreement, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered or five days after deposit in the United States mail, certified and return receipt requested, postage prepaid, addressed (1) if to the Executive, to _________________________, and if to the Company, to Marks Bros. Jewelers, Inc., 155 N. Wacker Drive, Chicago, Illinois 60606, attention: Secretary, or
(2) to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                 (b) A written notice of Executive's Date of Termination by the Company or Executive, as the case may be, to the other, shall (i) indicate the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated and (iii) specify the termination date (which date shall be not less than 15 days after the giving of such notice). The failure by Executive or the Company to set forth in such notice any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of Executive or the Company hereunder or preclude Executive or the Company from asserting such fact or circumstance in enforcing Executive's or the Company's rights hereunder.

                 11. Full Settlement; Resolution of Disputes. (a) The Company's obligation to make any payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against Executive or others. In no event shall Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Executive under any of the provisions of this Agreement and, such amounts shall not be reduced whether or not Executive obtains other employment.

                 (b) If there shall be any dispute between the Company and Executive in the event of any termination of Executive's employment (which shall be deemed to include, without limitation, issues relating to Executive's options), then, unless and until there is a final, nonappealable judgment by a court of competent jurisdiction declaring that such termination was for Cause, that the determination by Executive of the existence of Good Reason was not made in good faith, or that the Company is not otherwise obligated to pay any amount or provide any benefit to Executive and his dependents or other beneficiaries, as the case may be, under paragraphs (a) and (b) of Section 3, the Company shall pay all amounts, and provide all benefits, to Executive and his dependents or other beneficiaries, as the case may be, that the Company would be required to pay or provide pursuant to paragraphs (a) and (b) of
Section 3 as though such termination were by the Company without Cause or by Executive with Good Reason; provided, however, that the Company shall not be required to pay any disputed amounts pursuant to this paragraph except upon receipt of an undertaking by or on behalf of Executive to repay all such amounts to which Executive is ultimately adjudged by such court not to be entitled.

                 12. Governing Law; Validity. The interpretation, construction and performance of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois without regard to the principle of conflicts of laws. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which other provisions shall remain in full force and effect.

                 13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                 14. Miscellaneous. No provision of this Agreement may be modified or waived unless such modification or waiver is agreed to in writing and signed by Executive and by a duly authorized officer of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Failure by Executive or the Company to insist upon strict compliance with any provision of this Agreement or to assert any right Executive or the Company may have hereunder, including, without limitation, the right of Executive to terminate employment for Good Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement. The rights of, and benefits payable to, Executive, his estate or his beneficiaries pursuant to this Agreement are in addition to any rights of, or benefits payable to, Executive, his estate or his beneficiaries under any other employee benefit plan or compensation program of the Company.

                 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer of the Company and Executive has executed this Agreement as of the day and year first above written.


                                        MARKS BROS. JEWELERS, INC.


                                        By: /s/ Hugh M. Patinkin
                                           -----------------------------
                                                Hugh M. Patinkin
                                                Chairman, President and
                                                Chief Executive Officer



                                           /s/ Matthew M. Patinkin
                                           -----------------------------
                                                Matthew M. Patinkin
                                                Executive Vice President,
                                                Store Operations

                              SEVERANCE AGREEMENT


                 THIS AGREEMENT is entered into as of the 7th day of May, 1996 by and between Marks Bros. Jewelers, Inc., a Delaware corporation, and Lynn D. Eisenheim ("Executive").

                              W I T N E S S E T H

                 WHEREAS, Executive currently serves as a key employee of the Company (as defined in Section 1) and his or her services and knowledge are valuable to the Company in connection with the management of one or more of the Company's principal operating facilities, divisions, departments or subsidiaries;

                 WHEREAS, concurrently with the execution hereof Executive and the Company are terminating Executive's employment agreement with the Company, which employment agreement provided for substantial benefits (including severance); and

                 WHEREAS, the Board (as defined in Section 1) has determined that it is in the best interests of the Company and its stockholders to secure Executive's continued services, and to encourage Executive's full attention and dedication to the Company, the Board has authorized the Company to enter into this Agreement.

                 NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, the Company and Executive hereby agree as follows:

                 1. Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth below:

                 (a)      "Board" means the Board of Directors of the Company.

                 (b) "Cause" means (1) the commission by Executive of a felony involving moral turpitude or (2) any material breach of any statutory or common law duty to the Company or any subsidiary involving wilful malfeasance. Activities undertaken by Executive in accordance with the letter from the Company to Executive dated February 12, 1996 and the related amendment of such date to Executive's prior Employment Agreement dated August 30, 1995 (as amended) with the Company (notwithstanding the fact that such Employment Agreement was terminated) shall not constitute "Cause."

                 (c)      "Change in Control" means:

                 (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities), (B) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (C) any acquisition by an Exempt Person, or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i), (ii) and (iii) of subsection (3) of this Section (1)(c) shall be satisfied;

                 (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to have been a member of the Incumbent Board;

                 (3) approval by the stockholders of the Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 60% of the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and more than 60% of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be,
(ii) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or the corporation resulting from such reorganization, merger or consolidation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 25% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock of such corporation or 25% or more of the combined voting power of the then outstanding securities of such corporation entitled to vote generally in the election of directors and
(iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such reorganization, merger or consolidation; or

        (4) approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 60% of the then outstanding shares of common stock thereof and more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be,
(B) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or such corporation (or any corporation controlled by the Company) and any Person which beneficially owned, immediately prior to such sale or other disposition, directly or indirectly, 25% or more of the Outstanding Company Common Stock or the Outstanding Company

Voting Securities, as the case may be) beneficially owns, directly or indirectly, 25% or more of the then outstanding shares of common stock thereof or 25% or more of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

                 (d) "Company" means Marks Bros. Jewelers, Inc., a Delaware corporation.

                 (e) "Date of Termination" means (1) the effective date on which Executive's employment by the Company terminates as specified in a prior written notice by the Company or Executive, as the case may be, to the other, delivered pursuant to Section 11 or (2) if Executive's employment by the Company terminates by reason of death, the date of death of Executive.

                 (f)      "Exempt Person" means each of Hugh M. Patinkin, John
R. Desjardins, Matthew M. Patinkin and any Affiliate (as such term is defined in Rule 12b-1 under the Securities Exchange Act of 1934, as in effect on the date hereof, "Affiliate) thereof and, until consummation of the Company's initial public offering, Frontenac Company and any Affiliate thereof.

                 (g) "Good Reason" means, without Executive's express written consent, the occurrence of any of the following events:

                 (1) any of (i) the assignment to Executive of any duties inconsistent in any material respect with Executive's position(s), duties, responsibilities or status with the Company as of the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control, (ii) a change in Executive's reporting responsibilities, titles or offices with the Company as in effect on the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control or
(iii) any removal or involuntary termination of Executive from the Company otherwise than as expressly permitted by this Agreement or any failure to re-elect Executive to any position with the Company held by Executive on the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control;

                 (2) a reduction by the Company in Executive's rate of annual base salary as in effect on the date of this Agreement or, if a Change in Control has occurred, immediately prior to such Change in Control or as the same may be increased from time to time thereafter;

                 (3) any requirement of the Company that Executive (i) be based anywhere other than at the facility where the Executive is located on the date of this Agreement (or a new headquarters facility within a 30-mile radius of the Company's current headquarters) or (ii) travel on Company business to an extent substantially more burdensome than the travel obligations of Executive immediately prior to the date hereof or, if a Change in Control has occurred, immediately prior to such Change in Control;

                 (4) the failure of the Company to (i) continue in effect any employee benefit plan or compensation plan in which Executive is participating immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control, unless Executive is permitted to participate in other plans providing Executive with substantially comparable benefits, or the taking of any action by the Company which would adversely affect Executive's participation in or materially reduce Executive's benefits under any such plan, (ii) provide Executive and Executive's dependents welfare benefits (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies, (iii) provide fringe benefits in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies, (iv) provide an office or offices of a size and with furnishings and other appointments, together with personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to Executive by the Company and its affiliated companies immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as provided generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies, (v) provide Executive with paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies as in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control or, if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies, or (vi) reimburse Executive promptly for all reasonable employment expenses incurred by Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for Executive immediately prior to the date of this Agreement or, if a Change in Control has occurred, prior to such Change in Control, or if more favorable to Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies; or

                 (5) the failure of the Company to obtain the assumption agreement from any successor as contemplated in Section 9(b).

                 For purposes of this Agreement, any good faith determination of Good Reason made by Executive shall be conclusive; provided, however, that an isolated, insubstantial and inadvertent action taken in good faith and which is remedied by the Company promptly after receipt of notice thereof given by Executive shall not constitute Good Reason.

                 (h) "Nonqualifying Termination" means a termination of Executive's employment (1) by the Company for Cause, (2) by Executive for any reason other than a Good Reason, (3) as a result of Executive's death or (4) by the Company due to Executive's absence from his duties with the Company on a full-time basis for at least 180 consecutive days as a result of Executive's incapacity due to physical or mental illness; provided, however, that a termination of Executive's employment for any reason whatsoever during the "Window Period" (hereinafter defined) shall not constitute a Nonqualifying Termination.

                 (i) "Termination Period" means the period of time beginning with the date hereof and ending on the earliest to occur of (1) Executive's 70th birthday, (2) Executive's death and (3) three years following a Change in Control.

                 (j) "Window Period" means the 30-day period commencing six months after the date of a Change in Control.

                 2.       Payments Upon Termination of Employment.

                 (a) If during the Termination Period the employment of Executive shall terminate, other than by reason of a

Nonqualifying Termination, then the Company shall pay to Executive (or Executive's beneficiary or estate) within 30 days following the Date of Termination, as compensation for services rendered to the Company:

                 (1) a lump sum cash amount equal to the sum of (i) Executive's full annual base salary from the Company and its affiliated companies through the Date of Termination, to the extent not theretofore paid,
(ii) Executive's annual bonus in an amount at least equal to the higher of (x) one-half of the maximum bonus the Executive could earn during the fiscal year during which such Change in Control occurs and (y) the average of the Executive's annual bonus (annualized for any fiscal year consisting of less than 12 full months) with respect to which bonus paid or payable, including by reason of any deferral, to Executive by the Company and its affiliated companies in respect of the two fiscal years of the Company (or such portion thereof during which Executive performed services for the Company if Executive shall have been employed by the Company for less than such two fiscal year period) immediately preceding the fiscal year in which the Change in Control occurs, multiplied by a fraction, the numerator of which is the number of days in the fiscal year in which the Change in Control occurs through the Date of Termination and the denominator of which is 365 or 366, as applicable, and
(iii) any compensation previously deferred by Executive (together with any interest and earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid; plus

                 (2) a lump-sum cash amount (subject to any applicable payroll or other taxes required to be withheld pursuant to Section 4) in an amount equal to (i) 2.5 times (1.5 times if a Change in Control has not occurred) Executive's highest annual base salary from the Company and its affiliated companies in effect during the 12-month period prior to the Date of Termination plus (ii) 2.5 times (1.5 times if a Change in Control has not occurred) Executive's highest annualized (for any fiscal year consisting of less than 12 full months or with respect to which Executive has been employed by the Company for less than 12 full months), bonus paid or payable, including by reason of any deferral, to Executive by the Company and its affiliated companies in respect of the five fiscal years of the Company (or such portion thereof during which Executive performed services for the Company if Executive shall have been employed by the Company for less than such five fiscal year period) immediately preceding the fiscal year in which the Change in Control occurs, provided, however, that in the event there are fewer than 30 whole months (18 whole months if a Change in Control has not occurred) remaining from the Date of Termination to the date of Executive's 70th birthday, the amount calculated in accordance with this Section 3(a)(2) shall be reduced by multiplying such amount by a fraction the numerator of which is the number of months, including a partial month (with a partial month being expressed as a fraction the numerator of which is the number of days remaining in such month and the denominator of which is the number of days in such month), so remaining and the denominator of which is 30 (18 if a Change in Control has not occurred); provided further, that any amount paid pursuant to this Section 3(a)(2) shall be paid in lieu of any other amount of severance relating to salary or bonus continuation to be received by Executive upon termination of employment of Executive under any severance plan, policy or arrangement of the Company.

                 (b) For a period of 2.5 years (18 months if a Change in Control has not occurred) commencing on the Date of Termination, the Company shall continue to keep in full force and effect all policies of medical, accident, disability and life insurance with respect to Executive and his dependents with the same level of coverage, upon the same terms and otherwise to the same extent as such policies shall have been in effect immediately prior to the Date of Termination or, if more favorable to Executive, as provided generally with respect to other peer executives of the Company and its affiliated companies, and the Company and Executive shall share the costs of the continuation of such insurance coverage in the same proportion as such costs were shared immediately prior to the Date of Termination.

                 (c) If during the Termination Period the employment of Executive shall terminate by reason of a Nonqualifying Termination, then the Company shall pay to Executive within 30 days following the Date of Termination, a cash amount equal to the sum of (1) Executive's full annual base salary from the Company through the Date of Termination, to the extent not theretofore paid and (2) any compensation previously deferred by Executive (together with any interest and earnings thereon) and any accrued vacation pay, in each case to the extent not theretofore paid.

                 3. Certain Additional Payments by the Company. (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment, benefit or distribution by the Company or its affiliated companies to or for the benefit of Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section 3) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code, or any successor provision, or any interest or penalties are incurred by Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by

Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

                 (b) Subject to the provisions of Section 3(c), all determinations required to be made under this Section 3, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Company's public accounting firm (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and Executive within 15 business days of the receipt of notice from Executive that there has been a Payment, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, Executive shall appoint another nationally recognized public accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 3, shall be paid by the Company to Executive within five days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by Executive, it shall furnish Executive with a written opinion that failure to report the Excise Tax on Executive's applicable federal income tax return would not result in the imposition of a negligence or similar penalty. Any determination by the Accounting Firm shall be binding upon the Company and Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments which will not have been made by the Company should have been made, including subsequent interest and penalties ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Company exhausts its remedies pursuant to Section 3(c) and Executive thereafter is required to make a payment of any Excise Tax, the Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of Executive.

                 (c) Executive shall notify the Company in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Company of the Gross-Up Payment. Such notification shall be given as soon as practicable but no later than 10 business days after Executive is informed in writing of such claim and shall apprise the Company of the nature of such claim and the date on which such claim is requested to be paid. Executive shall not pay such claim prior to the expiration of the 30-day period following the date on which Executive gives such notice to the Company (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Company notifies Executive in writing prior to the expiration of such period that it desires to contest such claim, Executive shall:

                 (1) give the Company any information reasonably requested by the Company relating to such claim,

                 (2) take such action in connection with contesting such claim as the Company shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Company,

                 (3) cooperate with the Company in good faith in order effectively to contest such claim, and

                 (4) permit the Company to participate in any proceedings relating to such claim;

provided, however, that the Company shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold Executive harmless, on an after-tax basis, for any Excise Tax or income tax (including interest and penalties with respect thereto) imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Section 3(c), the Company shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forgo any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct Executive to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and Executive agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Company shall determine; provided further, that if the Company directs Executive to pay such claim and sue for a refund, the Company shall advance the amount of such payment to Executive on an interest-free basis and shall indemnify and hold Executive harmless, on an after-tax basis, from any Excise Tax or income tax (including interest or penalties with respect thereto) imposed with respect to such advance or with respect to any imputed income with respect to such advance; and provided further, that any extension of the statute of limitations relating to payment of taxes for the taxable year of Executive with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Company's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and Executive shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                 (d) If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 3(c), Executive becomes entitled to receive, and receives, any refund with respect to such claim, Executive shall (subject to the Company's complying with the requirements of Section 3(c)) promptly pay to the Company the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by Executive of an amount advanced by the Company pursuant to Section 3(c), a determination is made that Executive shall not be entitled to any refund with respect to such claim and the Company does not notify Executive in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then such advance shall be forgiven and shall not be required to be repaid and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                 4. Withholding Taxes. The Company may withhold from all payments due to Executive (or his beneficiary or estate) hereunder all taxes which, by applicable federal, state, local or other law, the Company is required to withhold therefrom.

                 5. Reimbursement of Expenses. If any contest or dispute shall arise under this Agreement involving termination of Executive's employment with the Company (which shall be deemed to include, without limitation, issues relating to Executive's stock options) or involving the failure or refusal of the Company to perform fully in accordance with the terms hereof, the Company shall reimburse Executive, on a current basis, for all legal fees and expenses, if any, incurred by Executive in connection with such contest or dispute, together with interest in an amount equal to the base rate of The First National Bank of Boston from time to time in effect, but in no event higher than the maximum legal rate permissible under applicable law, such interest to accrue from the date the Company receives Executive's statement for such fees and expenses through the date of payment thereof; provided, however, that in the event the resolution of any such contest or dispute includes a finding denying, in total, Executive's claims in such contest or dispute, Executive shall be required to reimburse the Company, over a period of 12 months from the date of such resolution, for all sums advanced to Executive pursuant to this Section 5; provided, further, that no such reimbursement shall be required if Executive had a reasonable basis for the position taken by Executive with respect to such claims.

                 6. Termination of Agreement. This Agreement shall be effective on the date hereof and shall terminate upon the first to occur of (i) Executive's 70th birthday and (ii) Executive's death.

                 7. Scope of Agreement. Nothing in this Agreement shall be deemed to entitle Executive to continued employment with the Company or its subsidiaries.

                 8. Directors and Officers Liability Insurance; Indemnification. The Company agrees that, notwithstanding a Termination of Executive's employment with the Company, the Company shall, for at least three years after the Date of Termination, use all reasonable efforts to have Executive included as a named insured or otherwise covered for actions or failures to act by Executive in his capacity as a director or officer of the Company to at least the same extent as other executive officers or directors, as the case may be, of the Company under any directors and officers liability insurance policies maintained by the Company; provided that the additional cost of providing coverage with a retroactive date including Executive's period of service or with an extended reporting period or a combination of both does not materially increase the cost of the Company's directors and officers insurance. The Company agrees that it will not alter the indemnification provisions in its charter or by-laws so as to give Executive less protection thereunder with respect to periods during which Executive serves or served the Company as an executive officer or other employee as is afforded other executive officers or peer employees, as the case may be, with respect to periods during which they serve the Company.

                 9.  Successors; Binding Agreement.

                 (a) This Agreement shall not be terminated by any merger or consolidation of the Company whereby the Company is or is not the surviving or resulting corporation or as a result of any transfer of all or substantially all of the assets of the Company. In the event of any such merger, consolidation or transfer of assets, the provisions of this Agreement shall be binding upon the surviving or resulting corporation or the person or entity to which such assets are transferred.

                 (b) The Company agrees that concurrently with any merger, consolidation or transfer of assets referred to in paragraph (a) of this
Section 10, it will cause any successor or transferee unconditionally to assume, by written instrument delivered to Executive (or his beneficiary or estate), all of the obligations of the Company hereunder. Failure of the Company to obtain such assumption prior to the effectiveness of any such merger, consolidation or transfer of assets shall be a breach of this Agreement and shall entitle Executive to compensation and other benefits from the Company in the same amount and on the same terms as Executive would be entitled hereunder if Executive's employment were terminated following a Change in Control other than by reason of a Nonqualifying Termination. For purposes of implementing the foregoing, the date on which any such merger, consolidation or transfer becomes effective shall be deemed the Date of Termination.

                 (c) This Agreement shall inure to the benefit of and be enforceable by Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If Executive shall die while any amounts would be payable to Executive hereunder had Executive continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to such person or persons appointed in writing by Executive to receive such amounts or, if no person is so appointed, to Executive's estate.

                 10. Notice. (a) For purposes of this Agreement, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered or five days after deposit in the United States mail, certified and return receipt requested, postage prepaid, addressed (1) if to the Executive, to _________________________, and if to the Company, to Marks Bros. Jewelers, Inc., 155 N. Wacker Drive, Chicago, Illinois 60606, attention: Secretary, or
(2) to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

                 (b) A written notice of Executive's Date of Termination by the Company or Executive, as the case may be, to the other, shall (i) indicate the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated and (iii) specify the termination date (which date shall be not less than 15 days after the giving of such notice). The failure by Executive or the Company to set forth in such notice any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of Executive or the Company hereunder or preclude Executive or the Company from asserting such fact or circumstance in enforcing Executive's or the Company's rights hereunder.

                 11. Full Settlement; Resolution of Disputes. (a) The Company's obligation to make any payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against Executive or others. In no event shall Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Executive under any of the provisions of this Agreement and, such amounts shall not be reduced whether or not Executive obtains other employment.

                 (b) If there shall be any dispute between the Company and Executive in the event of any termination of Executive's employment (which shall be deemed to include, without limitation, issues relating to Executive's options), then, unless and until there is a final, nonappealable judgment by a court of competent jurisdiction declaring that such termination was for Cause, that the determination by Executive of the existence of Good Reason was not made in good faith, or that the Company is not otherwise obligated to pay any amount or provide any benefit to Executive and his dependents or other beneficiaries, as the case may be, under paragraphs (a) and (b) of Section 3, the Company shall pay all amounts, and provide all benefits, to Executive and his dependents or other beneficiaries, as the case may be, that the Company would be required to pay or provide pursuant to paragraphs (a) and (b) of
Section 3 as though such termination were by the Company without Cause or by Executive with Good Reason; provided, however, that the Company shall not be required to pay any disputed amounts pursuant to this paragraph except upon receipt of an undertaking by or on behalf of Executive to repay all such amounts to which Executive is ultimately adjudged by such court not to be entitled.

                 12. Governing Law; Validity. The interpretation, construction and performance of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois without regard to the principle of conflicts of laws. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which other provisions shall remain in full force and effect.

                 13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

                 14. Miscellaneous. No provision of this Agreement may be modified or waived unless such modification or waiver is agreed to in writing and signed by Executive and by a duly authorized officer of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. Failure by Executive or the Company to insist upon strict compliance with any provision of this Agreement or to assert any right Executive or the Company may have hereunder, including, without limitation, the right of Executive to terminate employment for Good Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement. The rights of, and benefits payable to, Executive, his estate or his beneficiaries pursuant to this Agreement are in addition to any rights of, or benefits payable to, Executive, his estate or his beneficiaries under any other employee benefit plan or compensation program of the Company.

                 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer of the Company and Executive has executed this Agreement as of the day and year first above written.


                                        MARKS BROS. JEWELERS, INC.

                                        By: /s/ Hugh M. Patinkin
                                           ------------------------------
                                                Hugh M. Patinkin
                                                Chairman, President and
                                                Chief Executive Officer





                                           /s/ Lynn D. Eisenheim
                                           ------------------------------
                                                Lynn D. Eisenheim
                                                Executive Vice President,
                                                Merchandise